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                                  EXHIBIT "A"

                    FIRST AMENDMENT TO LETTER OF EMPLOYMENT

         This First Amendment to Letter of Employment (this "Amendment"), dated as of December 15, 2000, (the "Amendment Date"), is made and entered into by and between America Online Latin America, Inc. ("AOLA"), a Delaware corporation, and Charles Herington (the "Executive") (each a "Party" and collectively the "Parties"). Capitalized terms used in this Amendment without other definition are defined as in that certain Letter of Employment dated as of July 31, 2000 (the "Employment Letter") by and between AOLA and Executive.

                                   RECITALS:

         WHEREAS, each of AOLA and Executive desire to amend the Employment Letter to reflect certain benefits that were contained in a previous employment agreement between an affiliate of AOLA and Executive, but which were not contained in the Employment Letter.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereby agree as follows:

         1. The paragraph in the Employment Letter entitled "Benefits" shall be deleted in its entirety and replaced with the following:

                  "Benefits:  Executive will participate in all welfare and
                              pension benefit programs maintained by AOL-LA. In addition, in the event that the level of health or live insurance coverage under such programs is substantially less favorable than that which Executive received pursuant to his employment with Revlon Latin America [Inc.], AOL-LA will provide him with a payment sufficient to enable the Executive to obtain such coverage shortfall, provided, that the aggregate cost of such additional coverage shall not exceed US$5,000 per year."

         IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first set forth above


AMERICA ONLINE LATIN AMERICA, INC.

By: /s/ Craig Hagen                              /s/ Charles M. Herington
   --------------------------------             -----------------------------
Name: Craig Hagen                               Charles M. Herington
Title: Director of Human Resources